1099 18th Street, Suite 2300 Denver, Colorado 80202 303.293.9100, fax 303.291.0420 www.billbarrettcorp.com NYSE: BBG December 2006 A Rocky Mountain Growth Story Exhibit 99.1

Except for the historical information contained herein, the matters discussed in this presentation are forward-looking statements. These forward-looking statements reflect our current views with respect to future events, based on what we believe are reasonable assumptions. These statements, however, are subject to risks and uncertainties that could cause actual results to differ materially including, among other things, exploration results, market conditions, oil and gas price levels and volatility, the availability and cost of services, drilling rigs, transportation and processing, the ability to divest certain properties, the ability to obtain industry partners to jointly explore certain prospects, uncertainties inherent in oil and gas production operations and estimating reserves, unexpected future capital expenditures, competition, the success of our risk management activities, governmental regulations and other factors discussed in our filings with the Securities and Exchange Commission (SEC). We refer you to the “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” sections of these filings. In addition, historical information may not be indicative of future results.
The SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operation conditions. Bill Barrett Corporation may use certain terms in this presentation and other communications relating to reserves and production that the SEC’s guidelines strictly prohibit the Company from including in filings with the SEC. It is recommended that U.S. investors closely consider the Company’s disclosures in Bill Barrett Corporation’s Form 10-K for the year ended December 31, 2005 and Form 10-Q for the quarter ended September 30, 2006 filed with the SEC. These documents are available through the
SEC by calling 1-800-SEC-0330 (U.S.) and on the SEC website at
www.sec.gov.
Discretionary cash flow is computed as net income plus depreciation, depletion, amortization and impairment expenses, deferred income taxes, exploration expenses, non-cash stock based compensation, losses (gains) on sale of properties, and certain other non-cash charges. The non-GAAP measure of discretionary cash flow is presented because management believes that it provides useful additional information to investors for analysis of the Company's ability to internally generate funds for exploration, development and acquisitions. In addition, discretionary cash flow is widely used by professional research analysts and others in the valuation, comparison and investment recommendations of companies in the oil and gas exploration and production industry, and many investors use the published research of industry research analysts in making investment decisions. Discretionary cash flow should not be considered in isolation or as a substitute for net income, income from operations, net cash provided by operating activities or other income, profitability, cash flow or liquidity measures prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP"). Because discretionary cash flow excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the discretionary cash flow amounts presented may not be comparable to similarly titled measures of other companies.
Forward-Looking and Other Cautionary Statements

Corporate Profile
TRACK RECORD:
Double-digit annual proved reserve
and production growth, multiple exploration discoveries
DEVELOPMENT GROWTH:
Extensive, low risk development
inventory managed with operational excellence
EXPLORATION UPSIDE:
Multiple, high-quality exploration
plays with multi -Tcfe potential
TECHNOLOGY:
Leader in utilization of technology
FINANCIAL STRENGTH:
Strong balance sheet and hedge
position that provides flexibility to grow

2002 2003 2004 2005
$24
- $5 - $4 - $5
Net Income
(millions)
$51
Q1-Q3 2006
Consistent Strong Growth
Mar
2002
Dec
2002
Dec
2003
Dec
2004
292
130
58
204
Net Proved Reserves
(Bcfe)
341
Dec
2005
Production
(MMcfe/d)
2005
24
69
2004 2002 2003
89
2006 E
145
108
Discretionary Cash Flow
(millions)
2002 2004 2005
$7
$102
$195
2003
$38
Q1-Q3 2006
$177
•
Current production: between 155-160 MMcfe/d
•
Additional 20 MMcf/d capacity added Oct. 1
140
140

$4.00
$5.00
$6.00
$7.00
$8.00
$9.00
$10.00
$11.00
J F M A M J J A S O N D J F M A M J J A S O N D 2009
Financial Flexibility to Grow
Strong Hedge Position (as of December 1, 2006)
Approximately
45-50% of 2007 gas
production hedged
Approximately
20-25% of 2008 gas
production hedged
Weighted Average Ceiling
Weighted Average Floor
Strip (CIG)
2007 2008

Financial Flexibility to Grow
Cash $  50
Debt 185
Stockholders’ Equity 737
•
Net debt-to-capitalization ratio of 15%
•
Revolving line of credit – conforming
borrowing base of $310 million
•
Currently have $188 million debt outstanding
Capitalization
as of Sep 30, 2006 (in millions)

Extensive Development Inventory
Denver
Powder River
Basin
Piceance
Basin
Williston Basin
Wind River
Basin
CBM
Gibson Gulch
Uinta Basin
W. Tavaputs
Waltman Arch
Gas Prone Area
Oil Prone Area
Development Project
Divesting Project
•
341 Bcfe proved reserves
(YE ’05)
•
Production and reserve growth
visibility: 1+ Tcfe 3P resources
•
2,000+ locations
•
Multi - year drilling inventory
2007 Net Capex
Exploration
10%
Exploration
10%
Development
72%
Development
72%
Delineation
18%
Delineation
18%

0
50
100
150
200
250
300
350
400
2005A 2006E 2007E 2008E 2009E
Visible Double-digit Production Growth
300 Wells Drilled
(Gross)
Development 115
Delineation 13
Exploration 16
CBM 156
405 Wells Drilled
(Gross)
Development 126
Delineation 40
Exploration 10
CBM 229
474 Wells Drilled
(Gross)
Development 159
Delineation 72
Exploration 13
CBM 230
518 Wells Drilled
(Gross)
Development 168
Delineation 97
Exploration 6
CBM 247
For illustrative purposes only, does not represent formal guidance (See “Forward-Looking and Other Cautionary Statements” on slide 2)
108
108
140
140
Development
(Piceance, W. Tavaputs, CBM)
With Delineation Success
(Lake Canyon, W. Tavaputs deep,
WRB deep)
Development
(Piceance, W. Tavaputs, CBM)
With Delineation Success
(Lake Canyon, W. Tavaputs deep,
WRB deep)
303 Wells Drilled
(Gross)
Development 122
Delineation 5
Exploration 14
CBM 182
150
0

Bill Barrett Corporation

Fort Union Outcrop
Fort Union Outcrop

Program Potential
•
900+ gross drilling locations
Key Information
•
Low risk, high return
drilling, Big George coals
•
122,000 net acres
(Aug 2006)
•
25 Bcfe proved reserves
@ 12/31/05
•
18 MMcfe/d net production
(Oct 2006)
•
156 wells to be drilled in 2006
Powder River Basin – CBM Development
Wyoming
Amos
Draw
Amos
Draw
Deadhorse
Deadhorse
Willow
Creek
Willow
Creek
Palmtree
Palmtree
BIG BIG
GEORGE GEORGE
PLAY PLAY
Gillette, WY
Tuit
Tuit
Pumpkin
Creek
Pumpkin
Creek
Hartzog
Draw
Hartzog
Draw
Pine Tree
Pine Tree
Cat
Creek
Cat
Creek
Porcupine
Porcupine
SCALE
1 Township
= 36 sq mi
BBC Acreage
Gas Producing Area
Dewatering

Powder River Basin – CBM Development
Wyoming
Illustrative F&D Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling F&D (per Mcfe)
Illustrative Economics
Gas Price (Rockies 12 month strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE
Gathering & Transportation
Production taxes
Gross margin (cash flow)
F&D
Net Margin
ROR
CIG Price Required 10% ROR
$ 6.11
(0.40)
$ 5.71
(1.05)
(1.33)
(0.75)
$ 2.58
(0.71)
$ 1.87
48%
$ 3.15
Bcfe
0.350
80%
0.280
$    80
120
$  200
$ 0.71
(ranges from 0.15 – 0.8)
(ranges from $0.15 – 0.27)
(Big George Coal)
$, thousands

Piceance Basin - Gibson Gulch
Colorado
Scale:
640 ac
= 1 Mile
(with 10
ac grid)
Silt
Processing 3-Component
3-D Seismic
Non-BBC gas well
BBC acreage
BBC gas well
2006 location
Key Information
•
14,000+ net undeveloped acres, WI:90+%
•
115 Bcfe proved reserves @ 12/31/05
•
70 gross wells to be drilled in 2006
•
Three-rig program starting in 2007
•
48 MMcfe/d net production (Nov. 2006)
Program Potential
•
Gas-in-place: 80 Bcfe per 640 acres
•
457 drilling locations (20-acre well density)
•
Upside: 10-acre downspacing
(Williams Fork)

Piceance Basin - Gibson Gulch
Colorado
Illustrative F&D Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling F&D (per Mcfe)
Illustrative Economics
Gas Price (Rockies 12 month strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE
Gathering & Transportation
Production taxes
Gross margin (cash flow)
F&D
Net Margin
ROR
CIG Price Required 10% ROR
$  6.11
0.62
$  6.73
(0.37)
(0.29)
(0.32)
$ 5.75
(2.08)
$ 3.67
29%
$ 4.50
Bcfe
1.20
80%
0.96
$0.8
1.2
$2.0
$2.08
(Williams Fork)
$, millions

Uinta Basin West Tavaputs Shallow
Utah
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Compressor site
BBC Acreage
Seismic Option Acreage
Gas Well
2006 Shallow Location
Existing Pipeline
Proposed Pipeline
Questar interconnect
Prickly
Pear
Structure
Peter’s
Point
Structure
Key Information
•
68,000 gross MMcf/d facility capacity,
currently compression constrained
•
32,000+ net undeveloped acres, WI: 100%
•
75 Bcfe proved reserves @ 12/31/05
•
30 wells in 2006
•
EIS in process, record of decision expected  H2 ‘07
Program Potential
•
250-300 drilling locations on 40-acre
within primary “sweet-spot”
(Wasatch/Mesaverde)

Illustrative F&D Costs
EUR (gross)
NRI
EUR (net)
Drilling
Completion
Total
Incremental drilling F&D (per Mcfe)
Illustrative Economics
Gas Price (Rockies 12 month strip)
MMBtu/ sales adjustment
Realized Price (per Mcfe)
LOE
Gathering & Transportation
Production taxes
Gross margin (cash flow)
F&D
Net Margin
ROR
CIG Gas Price Required 10% ROR
Bcfe
2.7
83%
2.2
$1.2
1.8
$3.0
$1.34
$ 6.11
0.17
$ 6.28
(0.31)
(0.12)
(0.27)
$ 5.58
(1.34)
$ 4.24
68%
$ 3.40
Uinta Basin West Tavaputs Shallow
Utah
(Wasatch/Mesaverde)
$, millions

N
S
3D Seismic Technology
•
Reduce geologic risk
•
Maximize EUR by determining optimum
locations
•
Illuminate subsurface structural detail
Leader in Rockies 3-D Seismic Technology
West Tavaputs Program
Price River
Castlegate
Dakota
Navajo
Mississippian
Surface
ARB dip line through #6-7D
Shallow Pays
Shallow Pays
Deep Pays
Deep Pays
North Horn
Wasatch
Entrada
North South
3-D Seismic was instrumental in identifying
our W. Tavaputs #6-7 Deep that was
awarded “Best Discovery”
(Hart’s Oil and Gas Investor 2005 Excellence Award)
Mesaverde
Ultra Deep
Potential
Ultra Deep
Potential

Uinta Basin - West Tavaputs Deep
(Upper Cretaceous Dakota/Jurassic Entrada, Triassic Navajo)
Questar
interconnect
Compressor
site
Deep show well
(1967)
Area of
Jurassic 3-D
Four-way
Closure
Getty deep show well (1980)
Tested: Dakota 315 Mcf
Entrada 1,800 Mcf
Area of Dakota
Potential
Prickly
Pear
Structure
Peter’s
Point
Structure
4-12 Deep
Delineation
IP 10.3 MMcfe/d
Navajo
2-12
Drilling
Scale: 640 ac = 1 Mile
(with 40 ac grid)
Peters Point 6-7 Deep Discovery
IP 11.4 MMcfe/d (gross)
(10/05)
100% WI, TD 15,349’-directional
Dakota, Entrada and Navajo
BBC acreage
Seismic option acreage
Gas well (Wasatch, North
Horn, Price River)
2006 deep location
2007 deep location
Potential 160-acre location
Existing pipeline
Proposed pipeline
Key Information
•
Hart’s Oil and Gas Investor “Best Discovery”
2005 award (east structure)
•
Dakota-Entrada-Navajo: 13,000-15,000’+ depth
•
2 deep wells in 2006
Deep Program Potential
•
2 deep structures (east and west)
•
30+ drilling locations
•
D&C cost: $10-11 million per well
•
EUR: 5-6+ Bcfe

EXPLORATION
EXPLORATION
DEVELOPMENT
DEVELOPMENT
Discovery Delineate Optimize Harvest Concept Acreage Seismic Drill
Joint
Expl.
Converting Geologic Concept to Value
*Areas not named for competitive reasons
Exploration
8+ Tcfe
Unrisked
Upside
2Q ‘07
4Q
1Q '07
X
X
X
X
Wind River Cooper Deep
Circus
Yellow Jacket
Big Horn
Hook/Woodside
Three Projects*
Multiple Projects*
testing
(delineating) (delineating) 3Q - 4Q Lake Canyon Program X
4Q/1Q '07
Development
Growth
1+ Tcfe
Lower Risk
Potential
Powder River Basin
Powder River Basin
Piceance
Piceance
Wind River  (Cave Gulch/Bullfrog Deep)
Wind River  (Cave Gulch/Bullfrog Deep)
W. Tavaputs
W. Tavaputs deep
deep
shallow
shallow

Bill Barrett Corporation

MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO

Lake
Canyon
Tri-State
Red Bank Extension
Bakken
Mondak
Denver, CO
Big Horn
Basin
Powder River
Basin
Green
River
Basin
Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
Uinta
Basin
Target/Red Bank
Hook/
Woodside
W. Tavaputs
ultra deep
Hebron
Indian Hills
West
Grand River
Big Horn
Circus
Waltman Arch
Cave Gulch deep
Bullfrog deep
Cooper deep
Pine Ridge
Hingeline
Yellowjacket
W. Tavaputs
deep
Substantial Exploration Upside
•
Over 8 Tcfe of unrisked
exploration upside
•
26 exploration and delineation
projects including:
•
4 delineating projects with
2+ Tcfe potential
•
7 exploration projects that
have 5.6 Tcfe of upside
potential are drilling or to be
drilled within 12 months
•
7 planned for divestment
•
950,000 net undeveloped acres
pro forma for expected
divestitures (December 2006)
2005/2006 discovery
Planned exploration drilling
within 12 months
Delineating project
Divesting project

Lake Canyon Project
1 Wasatch, 6 Green River Discoveries – Uinta Basin, Utah
Altamont/Bluebell
Duchesne
50 sq mi
3C, 3-D
seismic survey
in processing
6 Green River formation
(shallow) discoveries
IPs: 98 to 296 Boe/d
18.75% WI
SCALE
1 Township
= 36 sq mi
#1 DLB
Wasatch discovery
TD 14,325’, 75% WI
245 Boe/d IP (5/06)
Key Information
•
229,581 gross, 158,659 net acres (June 2006)
•
56.25 - 75% working interest (deep),
18.75 - 25% working interest (Green River, shallow)
•
Pay zones:  Green River 4,000’-6,000’,
Wasatch 6,000 – 8,000’
•
Remaining 2006 drilling: 3+ Green River, 2 Wasatch
Program Potential
Green River Wasatch
•
D&C per well (million)       $1.0 $2.0
•
Boe/d (IPs) 100 250
•
Boe EURs 75-100,000 150-250,000
•
F&D /Mcfe $2.22 $2.22
Delineating Play
BBC Acreage
BBC Acreage earned deep rights
75% WI
Mesaverde penetration
Oil producer
2006 Wasatch (deep) location
2006 Green River (shallow) location
Pipeline
Fault

Bill Barrett Corporation

BRITISH COLUMBIA
ALBERTA
SASKATCHEWAN
MANITO
MONTANA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Eastern Limit of Thrust System

Scale in Miles
0 6
64 sq. mi. 3-D
(interpreted)
102 sq. mi. 3-D
(currently
interpreting)
Program Highlights
•
108,090 net undeveloped acres
(August 2006)
•
50% working interest
•
Potential pay zones:
Cretaceous 2,200’-7,000’,
Mississippian 8,000’-11,000’
Devonian 9,000’-11,500’
•
Targeting large, four-way closures
•
2 exploratory tests in 2007
•
Multi Tcfe potential
Montana Overthrust - Circus Project
BBC Acreage
Dry with Oil Show
Dry with Gas Show
Thrust Fault
Structural Axes
Rocky Mountain Overthrust Projects
Wolverine
Discovery
Covenant Field
Denver, CO
Powder
River
Basin
Green
River
Basin
Uinta
Basin Piceance
Basin
Paradox
Basin
Williston Basin
DJ Basin
Wind River
Basin
San Juan
Basin
Big Horn
Basin
Hingeline
17,346 Net
Undeveloped
Acres
Circus
108,090 Net
Undeveloped
Acres
Wyoming
Overthrust
EUR: 10+ Tcfe
Canadian Overthrust
EUR: 20+ Tcfe

Bill Barrett Corporation

Bullfrog
Muddy
W. Tavaputs
Deep
Tri-State
biogenic gas
Lake Canyon
Wasatch &
Green River
Bullfrog
Lakota
Lake Canyon
Wasatch, Green River
W. Tavaputs
Deep
Bullfrog/ Cave Gulch
Deep
Cooper
Deep
Testing
Yellow Jacket
Shale gas
Drilling and testing core
Hook/Woodside
Shale gas
Circus
MT Overthrust
Big Horn
Basin centered play

Track Record of Exploration Success
Nov 2006
Q2 ‘05
Q2 ‘05
Q3 ‘05
Q3 ‘05
Q4 ‘05
Q4 ‘05
Q1 ‘06
Q1 ‘06
Q2 ‘06
Q2 ‘06
Recent Discoveries
Nov 2006
Looking Forward ...
drilling next 12 months
New
Projects:
Delineation
Drilling:
IPO
Dec 2004

Bill Barrett Corporation

Williston Basin Interstate
Williston Basin Interstate
Thunder Ck
Fort Union
KMI
KMI
CIG
CIG
CIG
CIG
CIG
WIC
WIC
Lost Creek
Northwest
Northwest
Questar
Questar
Rockies Express
Trailblazer
Southern Star
Cheyenne Plains
Kern River
Trans Colorado

Rocky Mountain Pipeline Overview
NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
MONTANA
IDAHO
COLORADO
UTAH
WYOMING
Wind
River
Wind
River
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Big Horn Big Horn
Williston Williston
Cheyenne
Opal
Pipelines
Kern River
Northwest Pipeline
Trailblazer
Cheyenne Plains
Colorado Interstate Gas (CIG)
KMI
Trans Colorado
Southern Star
Williston Basin Interstate
Rockies Express (2008+)
Questar
Overthrust
Wyoming Interstate Company (WIC)
Fort Union
Thunder Creek
Lost Creek
Piceanc
e
Piceanc
e
Meeker/
Greasewood

Bill Barrett Corporation

.2 Bcfd
.7 Bcfd
1.8 Bcfd
additional in
2008
3 Bcfd
1.8 Bcfd
.7 Bcfd

23 NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
MONTANA
OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
IDAHO
COLORADO
UTAH
WYOMING
Rocky Mountain Pipeline Export Capacity
Meeker/
Greasewood
Opal
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Big Horn Big Horn
Piceance Piceance
Williston Williston
Cheyenne
Wind
River
Wind
River
Rockies production ~7.2
Regional demand ~1.5 - 2.3
~5.7 - 4.9
Rockies export capacity ~6.2
REX capacity 1.8
Plus misc expansion due to compression

Bill Barrett Corporation

Thunder Ck
Fort Union
KMI
CIG
CIG
WIC
Questar
Rockies Express
WIC
CIG
Cheyenne Plains
KMI
Questar
Kern River
CIG
CIG

OKLAHOMA
ARIZONA NEW MEXICO
KANSAS
SOUTH  DAKOTA
NEBRASKA
MONTANA
IDAHO
COLORADO
UTAH
WYOMING
BBC’s Committed Pipeline Capacity*
NOTE: line thickness does not depict pipeline capacity, it is only graphic representation to show approximate pipeline location
Wind
River
Wind
River
Uinta
Basin
Uinta
Basin
Powder
River
Powder
River
DJ Basin DJ Basin
Green
River
Basin
Green
River
Basin
Piceanc
e
Piceanc
e
Williston Williston
Cheyenne
Opal
Meeker/
Greasewood
Committed Pipeline Capacity*
~195,000 MMBtu/d
~270,000 MMBtu/d (pro forma for future projects)
BBC’s current gross production ~250 MMcfe/d
*includes firm transportation owned by BBC plus term
sales to customers with firm transportation (varying terms)
Big
Horn
Big
Horn

Waltman
Field
Cooper
Reservoir
Field
SCALE
640 ac =
1 Sq Mile
Cave Gulch
Field
Cave Gulch – Bullfrog – Cooper Reservoir Fields
Waltman Arch, Wind River Basin, Wyoming
2006 Location
Potential Future Deep Loc.
Historical Deep Producers
Deep Gas Show Well
Deep Structural Axes
Multi-pay “Deep” Program
Bullfrog 33-19
TD ~19,450’; 93% WI
Lakota IP (6/06):
MMcfe/d (gross)
Muddy/Frontier pay behind pipe
2006 Lakota
Discovery
Testing
Cooper Deep 1
TD 16,245’, 50% WI
Cody/Niobrara
Key Information
•
High impact, high volume deep wells
•
2 key discoveries within past 12 months
•
23,245 net undeveloped acres
(June 2006)
•
71 Bcfe proved reserves @ 12/31/05
(shallow & deep)
•
WI: 50-100%
Program Potential
•
25-30 deep locations
•
Additional inventory if Cooper successful
•
D&C cost: $13-16 million per well
•
IP: 5-20 MMcfe/d per well
•
EUR: 6-8+ Bcfe gross per well
Cave Gulch 1-29
Recompletion; 70% WI
Muddy IP (6/05):
19 MMcfe/d (gross)
EUR: 28 Bcfe
Frontier pay behind pipe
2005 Muddy
Discovery
Bullfrog 14-18
TD 19,400’; 94% WI
Muddy IP (7/05):
20 MMcfe/d (gross)
Lakota/Frontier pay behind pipe
WYOMING
Wind River Basin

Potential
High Graded
Shale Gas Area
SCALE
1 Township
= 36 sq mi
Yellow Jacket Shale Gas Prospect
Paradox Basin, Colorado
UT
CO
Paradox
Basin
Key Information
•
53,000 net undeveloped acres (Sept. 2006)
•
55% working interest
•
2 exploratory wells Q4 2006, 2 in 2007
Program Potential
•
Potential pay zone: Gothic Shale, 5,500’-7,500’;
- Estimated shale thickness: 100-150’
•
Targeting 1- 3 Bcfe per well
BBC acreage
Gas well
Location
Pipeline
Drilled,
testing core,
potential
completion
Q1 ‘07

Bill Barrett Corporation

MONTANA
NORTH DAKOTA
SOUTH DAKOTA
WYOMING
NEBRASKA
UTAH
COLORADO
KANSAS
NEW MEXICO

Elk Basin
613 MMBbl
454 Bcf
Frannie
140 MMBbl
Byron and Garland
336 MMBbl
170 Bcf
Big Horn Mtns
Shoshone
Cody, WY
Greybull
Oregon Basin
530 MMBbl
300 Bcf
Torchlight
Frits
Manderson
Dobie Creek
Little Buffalo
167 MMBbl
149 Bcf
Grass Creek
120 MMBbl
60 MMBbl
45 Bcf

SCALE
1 Township
= 36 sq mi
Area of
Basin-Centered
Gas Play
Potential
42 sq. miles
3-D seismic
currently interpreting
Sellers Draw #1
(1976), TD 23,081
Muddy EUR: 3.4 Bcfe
Q1 ‘07 Mesaverde recompletion
Red
Point
Rocky Mountain Basin-Centered Gas
Denver, CO
Powder River
Basin
Green
River
Basin
Uinta Basin
Piceance
Basin
Paradox Basin
Williston Basin
DJ Basin
Wind River Basin
San Juan
Basin
Big Horn
Basin
Project Highlights
•
Large undrilled region
•
81,186 net undeveloped acres
(Oct. 2006)
•
50% working interest
•
Potential pay zones:  Lance 8,000’-
14,500’, Meeteetse 9,500’-16,000’,
Mesaverde 10,000’-17,500’
•
Muddy 18,000’ – 19,000’
•
Targeting 3 - 5 Bcfe EUR wells
Big Horn Basin – Basin-Centered Gas Project
Wyoming
BBC Acreage
Gas Field
Oil Field
Outcrop
Structural Axes

28 Appendices

San Arroyo
381 Bcfe
Monument Butte
289 Bcfe
Natural Butte
2 Tcfe
Altamont/Bluebell
3.1 Tcfe
Drunkards
Wash
278 Bcfe
West Tavaputs
Lake Canyon
Price, UT
Hill Creek
Tumbleweed
Cedar Camp
Roosevelt, UT
SCALE
1 Township
= 36 sq mi
3C, 3-D Seismic Survey
UTAH
Uinta
Basin
Uinta Basin
BBC Acreage
Oil Field
Gas Field
Hook/
Woodside
(to spud late
Dec. 2006)

Bill Barrett Corporation

akken Trend
MONTANA
Cedar Creek Anticline
Cedar Hills Field
NORTH DAKOTA
SOUTH DAKOTA

Williston Basin
Horizontal Technology Play
•
Predominantly Fee Lands
•
Oil Component
•
$30 MM 2006 Capex
(14+ wells)
•
1200 Boe/d Net Production
(June 2006)
•
160,000 Net Undeveloped Acres
(November 2006)
•
32 Bcfe YE ’05 Proved Reserves
BBC Acreage
Oil Field
Gas Field
SD
MT
Williston
Basin
Mapped
Area
ND
Grand River
Red River “B” Play
Exploratory
Grand River
Red River “B” Play
Exploratory
Scale in Miles
0 30
Indian Hills
Madison Play
Exploratory
Target-Red Bank
Madison Play
Development
Red Bank Extension
Madison Play
Exploratory
Lyco Sale
$421 MM
Lyco Sale
$421 MM
Redwater
Bakken Play
Exploratory
Mondak
Bakken Play
Development
Hebron
Bakken Play
Exploratory